UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders
(a)    The 2023 Annual Meeting of Shareholders of Signet Jewelers Limited (the “Company”) was held on June 16, 2023 (the "Annual Meeting").
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of twelve members of the Company’s Board of Directors ("Board") to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
H. Todd Stitzer	45,247,915	319,564	56,010	3,395,033
Virginia C. Drosos	45,395,588	177,199	50,702	3,395,033
André V. Branch	45,438,744	133,883	50,862	3,395,033
R. Mark Graf	45,394,013	178,724	50,752	3,395,033
Zackery Hicks	45,291,918	280,994	50,577	3,395,033
Helen McCluskey	45,279,096	293,843	50,550	3,395,033
Sharon L. McCollam	43,632,875	1,940,074	50,540	3,395,033
Nancy A. Reardon	45,259,618	313,345	50,526	3,395,033
Jonathan Seiffer	45,390,463	174,293	58,733	3,395,033
Brian Tilzer	45,287,675	285,261	50,553	3,395,033
Eugenia Ulasewicz	45,393,556	179,148	50,785	3,395,033
Dontá L. Wilson	45,400,615	172,006	50,868	3,395,033
Proposal Two:
Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of the Annual Meeting until the conclusion of the Company's next annual meeting of shareholders, and authorization of the Audit Committee of the Board to determine its compensation.

For	Against	Abstain	Broker Non-Votes
48,825,948	131,190	61,384	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in the Proxy Statement for the Annual Meeting (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Votes
44,626,801	936,870	59,818	3,395,033
Proposal Four:
Approval, on a non-binding advisory basis, of the frequency of the Say-on-Pay vote (the "Say-on-Frequency" vote).

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
44,747,773	13,467	846,255	15,994	3,395,033
Based on the recommendation of the Human Capital Management & Compensation Committee of the Board and the voting results, the Board has determined that the Company will continue to hold its advisory executive compensation vote every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	June 21, 2023	By:	/s/ Joan Hilson
		Name:	Joan Hilson
		Title:	Chief Financial, Strategy & Services Officer